                        SUPPLEMENT DATED AUGUST 20, 1999
              TO PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION
                                DATED MAY 1, 1999

              IQ THE SMARTANNUITY FLEXIBLE PREMIUM VARIABLE ANNUITY
                        INTEGRITY LIFE INSURANCE COMPANY


Integrity Life Insurance Company ("Integrity Life") has consented to an Order of Supervision issued by the Director of Insurance of the State of Ohio. The Company sought protection for Integrity Life following recent ratings downgrades, which were primarily attributed to the potential inability of the Company to meet certain contractual covenants related to its institutional business.

This regulatory action is intended to ensure an orderly process for addressing the financial obligations of Integrity Life and to protect the interests of its individual policyholders. Integrity Life believes it has adequate assets to meet its obligations to individual retail policyholders. Integrity Life will continue payments of death benefits, previously scheduled systematic withdrawals, previously scheduled immediate annuity payments, and agent commissions.


THIS SUPPLEMENT MODIFIES THE PROSPECTUS AND SHOULD BE READ AND RETAINED.